UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2012

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100, Tampa, FL 33607-5724

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(813) 421-7600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Walter Investment Management Corp. (the “Company”) is filing this Current Report on Form 8-K for the purpose of conforming its reportable segment information presented in the consolidated financial statements as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”). On July 1, 2011, the Company acquired GTCS Holdings LLC and as a result has been reorganized into three reportable segments based primarily on its services, as described below. Therefore, segment operating results have been recast to present these reportable segments for each of the years ended December 31, 2010, 2009 and 2008 along with a reconciliation to the total consolidated financial results of the Company.

•

Servicing — consists of operations that perform servicing for third-party investors of residential mortgages, manufactured housing and consumer installment loans and contracts, as well as for the Loans and Residuals segment.

•

Insurance — consists of operations providing voluntary and forced-placed insurance for residential real estate, as well as life and health insurance products through insurance agencies and a reinsurer to third-party insureds and to the Loans and Residuals segment.

•	Loans and Residuals — consists of securitized and unencumbered residential loan portfolios and real estate owned and the related mortgage-backed debt.

The consolidated financial statements filed with the Form 10-K have been recast to reflect the applicable segment information in footnote 21 thereto and are attached hereto as Exhibit 99.1. There have been no other changes to the Company’s consolidated financial information reflected in the attached consolidated financial statements from the information contained in the Company’s consolidated financial statements previously filed with the Form 10-K. Except as expressly set forth herein, the attached consolidated financial statements do not reflect events occurring after the date of the filing of the Form 10-K or modify or update any of the other disclosures contained therein in any other way other than as required to reflect the recast discussed above. The attached consolidated financial statements continue to speak as of the date of the filing of the Form 10-K and the Company has not updated the disclosure in the attached consolidated financial statements to speak to any later date.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP
99.1	Audited consolidated financial statements as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: January 13, 2012	By:	/s/ Stuart Boyd
Stuart Boyd
Vice President, General Counsel and Secretary